Q3 2026 Earnings Presentation Quanterix Corporation: (NASDAQ: QTRX) November 9, 2026 Everett Cunningham, Chief Executive Officer Jason Faessler, Chief Financial Officer

Legal Information CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature or do not relate to current facts are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements about Quanterix’s future business outlook, operations, strategy and financial performance, including statements related to our expectations about revenue growth, market advantages in translational research, opportunities for diagnostics revenue, expanded reimbursement for and access to blood biomarker testing, and on the slide titled “Updating 2026 Guidance.” Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities with respect to Quanterix’s future business, operations, strategy and financial performance: risks related to the impact of changes in U.S. government policies, including impacts of tariffs and reductions in federal research funding; risks associated with the anticipated timing for launch of, and features of, Quanterix’s next-generation instruments to upgrade its existing platforms; risks related to Quanterix’s ability to improve existing diagnostics and develop new diagnostic tests and tools; risks related to Quanterix’s ability to successfully penetrate the diagnostics market; risks related to Quanterix’s ability to retain and expand its customer base and achieve sufficient market acceptance of its products; risks related to the ability of Quanterix’s contract manufacturers and suppliers to reliably and consistently manufacture and supply our instruments; risks that Quanterix may fail to realize the anticipated benefits from its recent acquisitions of Emission, Inc. and Akoya Biosciences, Inc.; risks that Quanterix’s estimates regarding expenses, future revenues, capital requirements, and needs for additional financing could be incorrect; risks related to Quanterix’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; and risks related to defects or other quality issues in Quanterix’s products that could lead to unforeseen costs, product recalls, adverse regulatory actions, negative publicity and litigation. Additional factors that could cause results to differ materially from those described above can be found in the periodic reports filed by Quanterix with the SEC, including the “Risk Factors” sections contained therein, which are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by the cautionary statements contained or referred to herein. If one or more events related to these or other risks or uncertainties materialize, or if Quanterix’s underlying assumptions prove to be incorrect, actual results may differ materially from what Quanterix anticipates. Quanterix cautions the audience not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and are based on information available at that time. Quanterix does not assume any obligation to update or otherwise revise any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. USE OF NON-GAAP FINANCIAL MEASURES To supplement Quanterix's preliminary financial information presented on a U.S. GAAP basis, Quanterix has provided certain non-GAAP financial measures, including adjusted EBITDA, adjusted EBITDA margin, adjusted gross profit, adjusted gross margin, adjusted total operating expenses, and adjusted loss from operations. Management uses these non-GAAP financial measures to evaluate the Company's operating performance in a manner that allows for meaningful period-to-period comparison and analysis of trends in our business and our competitors. Management believes that presentation of these non-GAAP financial measures provides useful information to investors in assessing our operating performance within our industry and in order to allow comparability to the presentation of other companies in our industry. The non-GAAP financial measures presented herein should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with U.S. GAAP. For example, adjusted EBITDA excludes a number of expense items that are included in net loss. As a result, positive adjusted EBITDA or may be achieved even where we record a significant net loss in accordance with U.S. GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures set forth herein. The Company makes certain forward-looking statements about Quanterix's future financial performance that include non-GAAP financial measures, which are difficult to predict for future periods because the nature of the adjustments pertains to events that have not yet occurred. Quanterix does not forecast many of the excluded items for internal use and therefore information reconciling forward-looking non-GAAP financial measures to U.S. GAAP financial measures is not available without unreasonable effort and is not provided. The occurrence, timing, and amount of any of the items excluded from U.S. GAAP to calculate non-GAAP financial measures could significantly impact our U.S. GAAP results. Please refer to our third quarter 2026 earnings release for additional discussion of non-GAAP financial measures. Unless otherwise specified, all information contained herein is provided as of September 30, 2026. 2

-24% -27% -20% -23% -23% -9% -1% -30% -25% -20% -15% -10% -5% 0% 25 30 35 40 45 50 Q125 A Q225 A Q325 A Q425 A Q126 A Q226 A Q326 A Q426 G Proforma Revenue YoY Growth • $35.0M in Q3 revenues, ahead of expectations, 6.3% higher than Q2 • Strong Q2 comparables in spatial consumables and the Americas • Growing Accelerator Lab bookings over two consecutive quarters • Lucent AD test volume doubled as partnerships ramp Initial Signs of Restoring Growth and Sustaining Catalysts 3 Initial Signs of Restoring Growth • Leadership team formed and poised to drive growth • Diagnostics team established with new partnerships and coverage • Innovations launched in Spatial and SIMOA Catalysts Driving Transformation Slowing the Decline A = Actual; G = Guidance;

Organizational Priorities Laser focus on execution Commercial organization leadership and product- based approach focused on growth in core research tools business Strategic Roadmap Strengthening position in ultra-sensitive protein detection along with IVD readiness for expanded distribution opportunities Scale AD Diagnostics Dedicated Dx team to scale for growth: expand partnerships and build network and clinical credibility Improve commercial execution Solidify diagnostics position Accelerate revenue growth 4

SIMOA

Reinforcing our IVD strategy and strengthening our position in ultra-sensitive protein detection

Platform

Research & Translational | **Clinical & Diagnostics**


SR-X
SP-X
HD-X RUO
HD-X IVD
Planned submission in 2027

Menu

Neurological biomarker themes:
Tau, Synuclein & TDP-43 Pathologies and Neuroinflammation

Recent launches:
- NPTX2
- APOE Ratio
- IL-18

Q4'26 Plan:
- MTBR (CSF)
- P-Tau212

H1 2027 Plan:
- P-Tau217 (brain derived)
- MTBR (plasma)
- Alpha synuclein
- TDP-43

Quanterix

5

6 Spatial Continue to improve features and usability with expanded menu launches Platform Menu PhenoImager HTPhenoCycler Fusion Discovery, Research & Translational Oncology biomarker themes: Extend coverage of Hallmarks of Cancer Additional panels to complement existing IO60 and metabolic products Recent launches: • ADC panel • TiME panel 2027 Plan: • Stromal, vasculature and invasion • Genome integrity and cell cycle

Spatial Oncology Menu Led by Hallmarks of Cancer

Spatial Consumable revenue near record level in Q3, with further oncology opportunities

IO60 Panel
60 plex foundational panel

Metabolism Panel
Exploring energy pathway regulation

TiME Panel
Critical IO markers and deeper phenotyping

ADC Panel
Antibody–drug conjugate (ADC) target landscape

Planned Menu Expansion
Extend coverage of Hallmarks of Cancer



✓ Sustaining proliferative signaling
Evading growth suppressors
✓ Deregulating cellular metabolism
✓ Avoiding immune destruction
Resisting cell death
✓ Enabling replicative immortality
Genome instability and mutation
✓ Tumor-promoting inflammation
✓ Inducing or accessing vasculature
Activating invasion and metastasis

Quanterix
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Best-in-class Multi-marker Test Building Infrastructure 100% patient readouts vs 80% for competitors 10% Intermediate zone vs 30% for competitors HD-X IVD Instrument IVD submission planned in 2027 Driving Adoption $897 pricing received from CMS for LucentAD® Complete Test Coverage Florida Medicaid 11/1; clinical studies awaiting publication 510(k) Submitted to FDA multi-marker test – active FDA dialogue in AD Diagnostics 8 DxTeam A fully dedicated Dx team now in place 5-markers More than any other test Partnerships Added multiple commercial partners in US AD Diagnostics Leveraging Dx investment to build infrastructure, team, and network supporting growing LucentAD adoption

9 AD Diagnostics: Continuing Commercial Adoption Demonstrating progressive expansion in serving the clinical market COMMERCIAL PARTNERS Notable additions in 2026 (Received China FDA) (Received class-1 registration in Korea MFDS for HD-X) Growing Network of Labs REIMBURSEMENT Growing Coverage Momentum Developments in 2026 Coverage for qualifying blood- based biomarker testing, including Quanterix’s LucentAD® Complete On approved Medicaid fee schedule at $484.00 covering 4 million Florida residents and state employees 18 states, including Florida, have enacted biomarker testing coverage requirements

Q3’26 Financial Update

Q3’26 Financial Performance (in $M) $35M As Reported Revenue 6% QoQ Revenue Growth (13%) YoY Revenue Decline $81M Cash Balance $40.2 $35.0 Q3'25 Q3'26 As Reported Revenue Proforma Revenue (13%) $38.5 $35.0 Q3'25 Q3'26 (9%) Proforma Revenue Adjustments • $0.6M addition of Akoya pre- acquisition revenue in Q325 • ($2.4M) reduction in Q325 for terminated diagnostics development program 11

Q3’26 Revenue Performance AMER up high teens % on commercial execution improvement EMEA down, reflecting seasonality APAC roughly flat for QoQ Accelerator bookings up mid-teens % while revenue was flat sequentially SIMOA up LSD on instrument strength Spatial increased due to near record level of consumables Pharma-CRO slightly down sequentially, driven by EMEA softness Aca/Gov up mid-teens % in Americas on consumable pull through Products & Svcs Geography End Markets Proforma revenue QoQ Comparisons LSD – low single digit 12

* Updated to reflect a change in accounting policy related to shipping and handling costs. Shipping and handling costs for product sales are now recorded in cost of product revenue in our GAAP financials. Q3’26 Financial Results vs Q3’25 (in $M, except percentages) 13 Q3 GAAP Q3 Non-GAAP YTD GAAP YTD Non-GAAP 2026 2025* 2026 2025 Var % 2026 2025* 2026 2025 Var % Revenue 35.0 40.2 35.0 40.2 -13% 104.3 95.0 104.3 95.0 10% Gross Margin $ 13.5 15.9 16.6 18.5 -10% 41.7 40.7 50.9 43.8 16% Gross Margin % 38.6% 39.5% 47.4% 45.9% 150 bps 40.0% 42.9% 48.8% 46.1% 270 bps Operating Expense 36.0 53.2 35.4 38.2 7% 155.0 141.5 101.9 103.2 1% Operating Loss (22.5) (37.3) (18.9) (19.8) 5% (113.3) (100.8) (50.9) (59.5) 14% Net Loss / Adj’d EBITDA (non-GAAP) (21.6) (33.5) (12.2) (11.9) -2% (88.1) (84.0) (32.0) (36.9) 13% Cash Usage (16.2) (125.7) (40.9) (153.6)

Narrowing Full Year Revenue Outlook: $142M to $146M Re-Affirming Adjusted Gross Margin (non-GAAP) Forecast: 48% to 50% Updated 2026 year-end cash balance of $70M Updating 2026 Guidance 14

Summary Meaningful progress in Q3, first step in return to growth journey Strengthened leadership, building momentum Reorganized sales team to sharpen accountability Confident in strength and positioning of Research Tools and Diagnostics businesses Focused on achieving key milestones ahead, including FDA clearance and publication of clinical studies 15

Appendix

Quanterix's Leadership Positioning in Proteomics Differentiated strength in ultra-sensitive blood biomarkers and high-plex spatial tissue analysis across the discovery-to-diagnostics continuum DiagnosticsTranslationalDiscovery • Milli to Femto molar sensitivity • 100+ plex • Pico to Atto molar sensitivity • <10 plex • Reproducibility • Pico to Atto molar sensitivity • <5 plex • Reproducibility Leadership in low-plex ultra-sensitive early detection • High Plex • High resolution • High Plex • High Throughput • Efficient workflow • High Throughput Leadership in high throughput discovery & translation Proteomics 17

Spatial SIMOA Number of Drug Trial Projects (Simoa Only) PUBLICATIONS BIOMARKERS INSTRUMENTS LAB SERVICES CumulativeCumulative Projects & Revenue ($M) Placements # of units placed, cumulative Scientific Validation Driving Adoption 18 876 972 1035 1099 1,130 934 1183 1330 1439 1,480 2022 , 2023 , , 2024 , , 2025 2026 YTD 1,810 2,155 2,365 2,538 2,610 23.6 27.8 38.0 19.9 8.7 7.3 16.7 8.6 168 205 283 304 2022 2023 15.8 2024 2025 1.5 2026 YTD 30.9 44.5 53.8 28.6 10.2 538 559 568 579 591 104 111 134 189 189 2022 2023 2024 2025 2026 YTD 642 670 702 768 780 772 2,141 2022 1,160 2,781 2023 1,733 3,278 2024 2,309 3,948 2025 2,742 4,368 2026 YTD 2,913 3,941 5011 6,257 7,110

(1) Stock-based compensation expense for certain individuals is included in the caption 'Employee separation costs’. (2) Represents acquisition and integration costs directly related to the Company's business combinations. Acquisition costs include professional and consulting fees supporting due diligence, legal, and accounting activities to execute a transaction. Integration costs include third party and internal direct costs to integrate acquired companies, employees, and their customers. (3) Consists of the earnout recognized as compensation expense related to the Emission acquisition. (4) Consists of fair value adjustments for contingent liabilities from acquisitions. (5) Certain one-time severance and related costs. Reconciliation of Adjusted EBITDA (non-GAAP) (in thousands, unaudited) 19 Three Months Ended September 30, 2026 2025 Net loss $ (21,591) $ (33,517) Interest income (663) (1,448) Income tax benefit (expense) 288 (2,480) Depreciation and amortization 6,432 5,431 Stock-based compensation expense (1) 3,784 5,469 Acquisition and integration related costs (2) — 7,315 Earnout recorded as compensation expense (3) — 229 Changes in contingent liabilities (4) (595) (58) Restructuring costs (5) 171 7,174 Adjusted EBITDA (non-GAAP) $ (12,173) $ (11,885) Total revenues $ 34,974 $ 40,233 Adjusted EBITDA margin (non-GAAP, adjusted EBITDA as a % of revenue) (34.8)% (29.5)%

(1) Represents amortization of the purchase price fair value increase of acquired inventory and property and equipment. (2) Consists only of the amortization of intangible assets acquired in 2025. (3) Represents acquisition and integration costs directly related to the Company's business combinations. Acquisition costs include professional and consulting fees supporting due diligence, legal, and accounting activities to execute a transaction. Integration costs include third party and internal direct costs to integrate acquired companies, employees, and their customers. (4) Consists of the earnout recognized as compensation expense related to the Emission acquisition. (5) Certain one-time severance and related costs. * In Q1 2026, Quanterix changed its accounting policy for classifying shipping and handling costs for product sales to record them within cost of product sales. Historically, these costs were recorded in selling, general, and administrative expenses in the GAAP financials. This reclassification is reflected in the 2025 GAAP gross profit and total operating expenses but does not impact the adjusted non-GAAP measures. Reconciliations of Adjusted Gross Profit, Gross Margin, Operating Expenses, and Loss (non-GAAP) (in thousands, except percentages, unaudited) 20 Three Months Ended September 30, 2026 2025* Gross profit $ 13,500 $ 15,901 Purchase accounting impact on inventory and property and equipment (1) 205 35 Amortization of acquired intangible assets (2) 2,857 2,53 2 Adjusted gross profit (non-GAAP) 16,562 18,468 Total revenues $ 34,974 $ 40,233 Gross margin (gross profit as % of total revenues) 38.6% 39.5 % Adjusted gross margin (non-GAAP, adjusted gross profit as % of total revenues) 47.4% 45.9 % Total operating expenses $ 35,996 $ 53,226 Purchase accounting impact on property and equipment (1) (326) (21 2) Amortization of acquired intangible assets (2) (78) (73) Acquisition and integration related costs (3) — (7,315) Earnout recorded as compensation expense (4) — (229) Restructuring costs (5) (171) (7,174) Adjusted total operating expenses (non-GAAP) $ 35,421 $ 38,223 Loss from operations $ (22,496) $ (37,325) Purchase accounting impact on inventory and property and equipment (1) 531 24 7 Amortization of acquired intangible assets (2) 2,935 2,60 5 Acquisition and integration related costs (3) — 7,315 Earnout recorded as compensation expense (4) — 229 Restructuring costs (5) 171 7,174 Adjusted loss from operations (non-GAAP) $ (18,859) $ (19,755)

Contact Us General inquiries 900 Middlesex Turnpike, Billerica, MA 01821 USA 617.301.9400 info@quanterix.com www.quanterix.com